Exhibit 99.1

Penn Virginia GP Holdings, L.P.

Four Radnor Corporate Center, Suite 200, 100 Matsonford Road, Radnor, PA 19087

FOR IMMEDIATE RELEASE

Contact:	Stephen R. Milbourne
Director, Investor Relations
Ph: (610) 687-8900 Fax: (610) 687-3688
E-Mail: invest@pennvirginia.com

PENN VIRGINIA GP HOLDINGS, L.P. ANNOUNCES

SECOND QUARTER 2010 RESULTS AND DECLARES QUARTERLY DISTRIBUTION

RADNOR, PA (BusinessWire) July 27, 2010 – Penn Virginia GP Holdings, L.P. (NYSE: PVG) today reported financial results for the three months ended June 30, 2010.

Distributable cash, a non-GAAP (generally accepted accounting principles) measure, was $15.2 million for the three months ended June 30, 2010, an increase of $0.4 million, or three percent, from the prior year quarter. Adjusted net income attributable to PVG, a non-GAAP measure that excludes the effects of the non-cash change in derivatives fair value that affects comparability to prior periods, was $5.9 million, or $0.15 per limited partner unit, as compared to $10.7 million, or $0.27 per limited partner unit, in the prior year quarter. Net income attributable to PVG was $11.6 million, or $0.30 per limited partner unit, as compared to $8.3 million, or $0.21 per limited partner unit, in the prior year quarter.

Reconciliations of distributable cash and adjusted net income to GAAP-based measures appear in the financial tables later in this release.

The Board of Directors of PVG GP, LLC, the general partner of PVG, today declared a second quarter cash distribution of $0.39 per limited partner unit, payable on August 24, 2010 to unitholders of record as of August 18, 2010. The distribution equates to an annualized rate of $1.56 per unit, and represents a $0.01 per unit, or 2.6 percent, increase over the $0.38 per unit distribution paid in the same quarter of 2009.

We own the general partner, including the incentive distribution rights, and are the largest limited partner unitholder of Penn Virginia Resource Partners, L.P. (NYSE: PVR), and we report our financial results on a consolidated basis with the financial results of PVR. We currently have no separate operating activities other than those conducted by PVR and derive our cash flow solely from cash distributions received from PVR.

Financial and operational updates, as well as full-year 2010 guidance for PVR and its coal and natural resource management and natural gas midstream segments, are discussed in more detail in PVR’s news release dated July 27, 2010 (please visit PVR’s website, www.pvresource.com, under “For Investors” for a copy of the release).

PVG Announces Second Quarter 2010 Results	Page 2

Guidance for Full-Year 2010

See the Guidance Table included in PVR’s July 27, 2010 release for guidance estimates for full-year 2010.

Second Quarter 2010 Financial and Operational Results Conference Call

A joint conference call and webcast for PVG and PVR, during which management will discuss second quarter 2010 financial and operational results, is scheduled for Wednesday, July 28, 2010 at 10:00 a.m. ET. Prepared remarks by William H. Shea, Jr., President and Chief Executive Officer, will be followed by a question and answer period. Investors and analysts may participate via phone by dialing 866-630-9986 five to ten minutes before the scheduled start of the conference call (use the passcode 7398464), or via webcast by logging on to our website, www.pvgpholdings.com, or PVR’s website, www.pvresource.com, at least 15 minutes prior to the scheduled start of the call to download and install any necessary audio software. A telephonic replay of the call will be available for two weeks by dialing 888-203-1112 (international: 719-457-0820) and using the following replay code: 7398464. An on-demand replay of the conference call will be available for two weeks at our website.

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Penn Virginia GP Holdings, L.P. (NYSE: PVG) is a publicly traded limited partnership which owns the general partner interest, all of the incentive distribution rights and an approximate 37 percent limited partner interest in PVR, a manager of coal and natural resource properties and related assets and the operator of a midstream natural gas gathering and processing business.

For more information about us, please visit our website at www.pvgpholdings.com. For more information about PVR, please visit its website at www.pvresource.com.

Certain statements contained herein and incorporated herein by reference to the PVR news release dated July 27, 2010 that are not descriptions of historical facts are “forward-looking” statements by PVR within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from those expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies are discussed in more detail in PVR’s news release dated July 27, 2010 and in our press releases and public periodic filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2009. Many of the factors that will determine PVR’s and, therefore, our future results are beyond the ability of management to control or predict. Readers should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof. We undertake no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as the result of new information, future events or otherwise.

PENN VIRGINIA GP HOLDINGS, L.P.

CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS - unaudited

(dollars in thousands, except per unit data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
Revenues
Natural gas midstream	$146,546	$113,060	$317,155	$230,439
Coal royalties	34,879	29,997	63,105	60,627
Coal services	2,028	1,745	4,001	3,633
Other	5,979	4,617	11,649	11,479

Total revenues	189,432	149,419	395,910	306,178

Expenses
Cost of gas purchased	121,659	92,154	263,454	192,774
Coal royalties expense	1,630	1,569	3,086	2,793
Operating	8,631	8,146	17,483	16,667
General and administrative	15,539	9,102	25,338	17,603
Depreciation, depletion and amortization	18,263	17,617	36,081	34,120

Total expenses	165,722	128,588	345,442	263,957

Operating income	23,710	20,831	50,468	42,221

Other income (expense)
Interest expense	(8,894)	(6,365)	(14,729)	(11,981)
Interest income and other	216	347	543	676
Derivatives	7,074	(2,034)	(494)	(9,195)

Net income	22,106	12,779	35,788	21,721

Net income attributable to noncontrolling interests	(10,550)	(4,440)	(15,807)	(6,533)

Net income attributable to Penn Virginia GP Holdings, L.P.	$11,556	$8,339	$19,981	$15,188

Net income per limited partner unit, basic and diluted	$0.30	$0.21	$0.51	$0.39

Weighted average number of units outstanding, basic and diluted (in thousands)	39,075	39,075	39,075	39,075

Other data:
Coal and natural resource management segment:
Coal royalty tons (in thousands)	8,872	8,739	17,115	17,487
Average coal royalties ($ per ton)	$3.93	$3.43	$3.69	$3.47

Natural gas midstream segment:
System throughput volumes (MMcf)	29,162	31,342	56,887	63,622
Gross margin (in thousands)	$24,887	$20,906	$53,701	$37,665

PENN VIRGINIA GP HOLDINGS, L.P.

CONDENSED CONSOLIDATED BALANCE SHEETS - unaudited

(in thousands)

	June 30, 2010	December 31, 2009

Assets
Cash and cash equivalents	$23,546	$19,314
Accounts receivable	75,026	82,321
Derivative assets	2,488	1,331
Other current assets	4,699	4,816

Total current assets	105,759	107,782
Property, plant and equipment, net	914,131	900,844
Other long-term assets	210,739	210,437

Total assets	$1,230,629	$1,219,063

Liabilities and partners’ capital
Accounts payable and accrued liabilities	$74,187	$71,233
Deferred income	3,047	3,839
Derivative liabilities	9,320	11,251

Total current liabilities	86,554	86,323
Derivative liabilities	4,043	4,285
Other long-term liabilities	27,049	22,752
PVR senior notes	300,000	—
PVR revolving credit facility	346,490	620,100
PVG partners’ capital	226,842	249,696
Noncontrolling interests in PVR	239,651	235,907

Total liabilities and partners’ capital	$1,230,629	$1,219,063

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS - unaudited

(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
Cash flows from operating activities
Net income	$22,106	$12,779	$35,788	$21,721
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, depletion and amortization	18,263	17,617	36,081	34,120
Commodity derivative contracts:
Total derivative losses included in net income	(6,566)	2,951	1,584	10,566
Cash receipts (payments) to settle derivatives for period	(2,412)	1,613	(4,058)	4,449
Non-cash interest expense	1,367	1,242	2,610	1,733
Non-cash unit-based compensation	4,952	—	5,887	—
Equity earnings, net of distributions	1,947	489	2,390	(1,070)
Other	(312)	(425)	(614)	(632)
Changes in operating assets and liabilities	2,525	2,610	10,724	1,648

Net cash provided by operating activities	41,870	38,876	90,392	72,535

Cash flows from investing activities
Acquisitions, net of cash acquired	(17,835)	(606)	(17,864)	(1,862)
Additions to property, plant and equipment	(16,776)	(15,208)	(24,733)	(32,258)
Other	398	307	670	572

Net cash used in investing activities	(34,213)	(15,507)	(41,927)	(33,548)

Cash flows from financing activities
Distributions to partners	(30,631)	(29,986)	(60,784)	(59,974)
Proceeds from PVR issuance of senior notes	300,000	—	300,000	—
Proceeds from (repayments of) revolving credit facility, net	(271,610)	2,000	(273,610)	29,000
Purchase of PVR limited partner units	(1,092)	—	(1,092)	—
Debt issuance costs	(8,747)	—	(8,747)	(9,258)

Net cash used in financing activities	(12,080)	(27,986)	(44,233)	(40,232)

Net increase (decrease) in cash and cash equivalents	(4,423)	(4,617)	4,232	(1,245)
Cash and cash equivalents - beginning of period	27,969	21,710	19,314	18,338

Cash and cash equivalents - end of period	$23,546	$17,093	$23,546	$17,093

PENN VIRGINIA GP HOLDINGS, L.P.

DISTRIBUTABLE CASH - unaudited

(in thousands, except per unit data)

The following tables present the calculation of distributable cash to PVG and reconciliation of net income attributable to PVG with respect to the three and six months ended June 30, 2010 and 2009:

	Three Months Ended June 30,		Six Months Ended June 30,
	2010 (a)	2009	2010 (a)	2009
Calculation of Non-GAAP “Distributable cash”
Distributable cash:
Cash distributions received from PVR associated with:
2% general partner interest	$502	$497	$1,000	$994
General partner incentive distribution rights	6,093	6,035	12,139	12,070
PVR common units	9,230	9,206	18,436	18,412

Total cash received from PVR	15,825	15,738	31,575	31,476

Deduct: Net expenses of PVG on a stand-alone basis (b)	(1,154)	(543)	(2,123)	(1,069)
Cash reserve for working capital	568	(347)	1,026	(711)

Distributable cash (c)	$15,239	$14,848	$30,478	$29,696

Cash distributions to be paid to partners of PVG
To Penn Virginia Corporation	$—	$11,429	$3,443	$22,858
To public unitholders	15,239	3,419	27,035	6,838

Total cash distributions to be paid	$15,239	$14,848	$30,478	$29,696

Distribution per limited partner unit (paid in subsequent period)	$0.39	$0.38	$0.78	$0.76

Weighted-average units outstanding, basic and diluted	39,075	39,075	39,075	39,075

Reconciliation of GAAP “Net income” to Non-GAAP “Net income as adjusted”
Net income attributable to PVG	$11,556	$8,339	$19,981	$15,188
Adjustments for derivatives:
Derivative (gains) losses included in net income	(6,566)	2,951	1,584	10,566
Cash receipts (payments) to settle derivatives for period	(2,412)	1,613	(4,058)	4,449
Impact of adjustments on noncontrolling interests (d)	3,366	(2,206)	1,032	(4,516)

Net income attributable to PVG, as adjusted (e)	$5,944	$10,697	$18,539	$25,687

Net income attributable to PVG, as adjusted, per limited partner unit, basic and diluted	$0.15	$0.27	$0.47	$0.66

(a)	The three and six months ended June 30, 2010 columns represent cash distributions expected to be received from PVR and cash distributions expected to be paid to unitholders of PVG in August 2010.
(b)	Estimated net expenses of PVG, which represent general and administrative expenses, partially offset by interest income.
(c)	Distributable cash represents cash distributions received from PVR, minus our net expenses, minus cash reserve for working capital. Distributable cash is presented because we believe it is a useful adjunct to net income under GAAP. Distributable cash is a significant liquidity metric which is an indicator of our ability to pay quarterly cash distributions to our limited partners. Distributable cash is also the quantitative standard used throughout the investment community with respect to publicly traded partnerships. Distributable cash is not a measure of financial performance under GAAP and should not be considered as an alternative to cash flows from operating, investing or financing activities, as an indicator of cash flows, as a measure of liquidity or as an alternative to net income.
(d)	Noncontrolling interests in net income adjusts for the effects of incentive distribution rights and reflects the noncontrolling interests percentage of net income. The ratio of net income and net income attributable to noncontrolling interests calculated on a GAAP basis was used to estimate the impact of adjustments on noncontrolling interests. A pro forma calculation of net income attributable to noncontrolling interests was not performed.
(e)	Net income as adjusted represents net income adjusted to exclude the effects of non-cash changes in the fair value of derivatives, and adjustments for an estimate of the related noncontrolling interests. We believe this presentation is widely used by investors and professional research analysts in the valuation, comparison, rating and investment recommendations of companies in the natural gas midstream industry. We use this information for comparative purposes within the industry. Net income as adjusted is not a measure of financial performance under GAAP and should not be considered as a measure of liquidity or as an alternative to net income.

PENN VIRGINIA GP HOLDINGS, L.P.

QUARTERLY SEGMENT INFORMATION - unaudited

(in thousands)

	Coal and Natural Resource Management	Natural Gas Midstream	Other	Consolidated

Three months ended June 30, 2010

Revenues
Natural gas midstream	$—	$146,546	$—	$146,546
Coal royalties	34,879	—	—	34,879
Coal services	2,028	—	—	2,028
Timber	1,746	—	—	1,746
Oil and gas royalties	625	—	—	625
Other	1,304	2,304	—	3,608

Total revenues	40,582	148,850	—	189,432

Expenses
Cost of gas purchased	—	121,659	—	121,659
Coal royalties expense	1,630	—	—	1,630
Other operating	951	7,680	—	8,631
General and administrative	5,841	8,532	1,166	15,539
Depreciation, depletion and amortization	7,379	10,884	—	18,263

Total expenses	15,801	148,755	1,166	165,722

Operating income (loss)	$24,781	$95	$(1,166)	$23,710

Additions to property, plant and equipment and acquisitions	$18,082	$16,529	$—	$34,611

	Coal and Natural Resource Management	Natural Gas Midstream	Other	Consolidated

Three months ended June 30, 2009

Revenues
Natural gas midstream	$—	$113,060	$—	$113,060
Coal royalties	29,997	—	—	29,997
Coal services	1,745	—	—	1,745
Timber	1,456	—	—	1,456
Oil and gas royalties	545	—	—	545
Other	1,401	1,215	—	2,616

Total revenues	35,144	114,275	—	149,419

Expenses
Cost of gas purchased	—	92,154	—	92,154
Coal royalties expense	1,569	—	—	1,569
Other operating	919	7,227	—	8,146
General and administrative	4,159	4,381	562	9,102
Depreciation, depletion and amortization	8,164	9,453	—	17,617

Total expenses	14,811	113,215	562	128,588

Operating income (loss)	$20,333	$1,060	$(562)	$20,831

Additions to property, plant and equipment and acquisitions	$606	$15,208	$—	$15,814

PENN VIRGINIA GP HOLDINGS, L.P.

YEAR-TO-DATE SEGMENT INFORMATION - unaudited

(in thousands)

	Coal and Natural Resource Management	Natural Gas Midstream	Other	Consolidated

Six months ended June 30, 2010

Revenues
Natural gas midstream	$—	$317,155	$—	$317,155
Coal royalties	63,105	—	—	63,105
Coal services	4,001	—	—	4,001
Timber	3,051	—	—	3,051
Oil and gas royalties	1,369	—	—	1,369
Other	2,616	4,613	—	7,229

Total revenues	74,142	321,768	—	395,910

Expenses
Cost of gas purchased	—	263,454	—	263,454
Coal royalties expense	3,086	—	—	3,086
Other operating	1,676	15,807	—	17,483
General and administrative	9,533	13,651	2,154	25,338
Depreciation, depletion and amortization	14,705	21,376	—	36,081

Total expenses	29,000	314,288	2,154	345,442

Operating income (loss)	$45,142	$7,480	$(2,154)	$50,468

Additions to property, plant and equipment and acquisitions	$18,114	$24,483	$—	$42,597

	Coal and Natural Resource Management	Natural Gas Midstream	Other	Consolidated

Six months ended June 30, 2009

Revenues
Natural gas midstream	$—	$230,439	$—	$230,439
Coal royalties	60,627	—	—	60,627
Coal services	3,633	—	—	3,633
Timber	2,773	—	—	2,773
Oil and gas royalties	1,248	—	—	1,248
Other	5,115	2,343	—	7,458

Total revenues	73,396	232,782	—	306,178

Expenses
Cost of gas purchased	—	192,774	—	192,774
Coal royalties expense	2,793	—	—	2,793
Other operating	1,983	14,684	—	16,667
General and administrative	7,755	8,749	1,099	17,603
Depreciation, depletion and amortization	15,558	18,562	—	34,120

Total expenses	28,089	234,769	1,099	263,957

Operating income (loss)	$45,307	$(1,987)	$(1,099)	$42,221

Additions to property, plant and equipment and acquisitions	$1,906	$32,214	$—	$34,120